UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2008

US Airways Group, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

(Former name or former address if changed since last report.)

US Airways, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2008, US Airways Group, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch & Co. (the “Underwriter”) relating to the issuance and sale of 19,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an offering price to the public of $8.50 per share. The Company has granted the Underwriter a 30-day option to purchase an additional 2,850,000 shares of Common Stock at the same price to cover over-allotments, if any. The closing of the offering, which is subject to customary closing conditions, is expected to occur on August 19, 2008.

These shares of Common Stock will be issued pursuant to the prospectus supplement filed August 14, 2008, in connection with the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (No. 333-137806), which was automatically effective upon filing with the Securities and Exchange Commission on October 4, 2006.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of McKenna Long & Aldridge LLP relating to the legality of the issuance and sale of the shares in the offering is filed as Exhibit 5.1 to this Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 8.01. Other Events.

On August 14, 2008, the Company issued a press release announcing that it had priced the public offering of its Common Stock described above in Item 1.01 of this Report. The press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

The Company also issued a press release on August 14, 2008, announcing that it had received notice that the Underwriter exercised in full its option to purchase an additional 2,850,000 shares of Common Stock. Upon the exercise of the over-allotment option, the Company anticipates that its net proceeds from the offering will be approximately $179 million, after deducting underwriter discounts and commissions and other offering expenses.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated August 14, 2008 between US Airways Group, Inc. and Merrill Lynch & Co.
5.1	Opinion of McKenna Long & Aldridge LLP.
23.1	Consent of McKenna Long & Aldridge LLP (contained in Exhibit 5.1).
99.1	Press Release dated August 14, 2008.
99.2	Press Release dated August 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)

Date: August 14, 2008

By: /s/ Janet Dhillon
Janet Dhillon
Senior Vice President and General Counsel

US Airways, Inc. (REGISTRANT)

Date: August 14, 2008

By: /s/ Janet Dhillon
Janet Dhillon
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement dated August 14, 2008 between US Airways Group, Inc. and Merrill Lynch & Co.
5.1	Opinion of McKenna Long & Aldridge LLP.
23.1	Consent of McKenna Long & Aldridge LLP (contained in Exhibit 5.1).
99.1	Press Release dated August 14, 2008.
99.2	Press Release dated August 14, 2008.